UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2025

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K of 180 Life Sciences Corp. (the “Company”) filed with the Securities and Exchange Commission (the “SEC” or the “Commission”) on July 30, 2025 (the “July 30 Form 8-K”), the Company entered into several agreements on July 29, 2025, including a securities purchase agreement (the “SPA”) with certain accredited institutional investors and qualified purchasers (the “Purchasers”) pursuant to which the Company agreed to sell and issue to the Purchasers in a private placement (the “Private Placement”) (i) certain shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), at an offering price of $2.65 per share (the “Stock Purchase Price”), and (ii)  pre-funded warrants to purchase shares of Common Stock at a price of $2.6499 share of Common Stock issuable thereunder (collectively, the “Pre-Funded Warrants”). The Private Placement closed on August 4, 2025 (the “Closing”).

The Company also disclosed in the July 30 Form 8-K that it entered into Strategic Advisor Agreements each with a Strategic Advisor (as such terms are defined in Item 3.02 of this Current Report on Form 8-K) and planned to enter into an Asset Management Agreement with Electric Treasury Edge, LLC (the “Asset Manager”), and the Registration Rights Agreement with certain strategic advisors (the “Strategic Advisors”) and the Purchasers (the “Registration Rights Agreement”) at the Closing.

As discussed in greater detail below under “Item 8.01 Other Events”, the Closing occurred on August 4, 2025 (the “Closing Date”), and on the Closing Date, (a) the Company consummated the sale and issuance of the shares of Common Stock and Pre-Funded Warrants pursuant to the SPA, which is described in greater detail in the July 30, 2025 Form 8-K under “Item 1.01 Entry into a Material Definitive Agreement—Securities Purchase Agreement”, (b) the Company, the Purchasers and the Strategic Advisors entered into the Registration Rights Agreement, which is described in greater detail in the July 30 Form 8-K under “Item 1.01 Entry into a Material Definitive Agreement—Registration Rights Agreement”, and (c) the Company and the Asset Manager entered into the Asset Management Agreement, which is described in greater detail in the July 30 Form 8-K under “Item 1.01 Entry into a Material Definitive Agreement—Asset Management Agreement”; which descriptions are not complete and are qualified in their entirety by reference to the full text of the Pre-Funded Warrant, Asset Management Agreement, Form of SPA and Form of Registration Rights Agreement, which are filed as Exhibit 4.1, Exhibit 10.1, Exhibit 10.5 and Exhibit 10.6, respectively, to this Current Report on Form 8-K, and incorporated by reference into this Item 1.01 in their entirety.

As discussed in greater detail below under “Item 3.20 Unregistered Sale of Equity Securities”, upon the Closing of the Private Placement, the Company issued the Strategic Advisor Warrants to the Strategic Advisors pursuant to the Strategic Advisor Agreements. The descriptions of the Strategic Advisor Agreements and the Strategic Advisor Warrants in this Current Report on Form 8-K and in the July 30 Form 8-K are not complete and are qualified in their entirety by reference to the full text of the Form of Strategic Advisor Agreements and Strategic Advisor Warrants, which are filed as Exhibit 10.7 and Exhibit 4.2, respectively, to this Current Report on Form 8-K, and incorporated by reference into this Item 1.01 in their entirety.

Item 3.02 Unregistered Sales of Equity Securities.

At Closing, the Company issued an aggregate of 142,882,173 shares of Common Stock, Pre-Funded Warrants to purchase an aggregate of 17,495,849 shares of Common Stock to certain Purchasers, the terms of which are described in greater detail in the July 30 Form 8-K, 3,207,560 shares of Common Stock to Clear Street LLC, who served as Placement Agent for the Private Placement (the “Placement Agent” and the “Placement Agent Shares”), and 18,867 shares of Common Stock as a consulting fee (the “Consulting Shares”), the terms of each of which are described in greater detail in the July 30 Form 8-K.

If the Pre-Funded Warrants were exercised in full for cash, a maximum of 17,495,849 shares of Common Stock would be issuable in connection therewith (if not further adjusted).

The total number of shares of Common Stock of the Company which are issuable under warrants held by each of Pink Sands Group, LLC, Cyber, Moode LLC, Moon Cat, LLC, Zorba Investments LLC, Purple Poseidon LLC, Tentacle Holdings LLC, PCAO LLC, Johnny Foxtrot LLC and New Island Advisors LLC (collectively, the “Strategic Advisors”), and issued pursuant to each Strategic Advisor Agreement as of July 29, 2025, was 45,572,251 (the “Strategic Advisor Warrants”), which Strategic Advisor Warrants are described in greater detail in the July 30 Form 8-K.

If the Strategic Advisor Warrants were exercised in full for cash, a maximum of 45,572,251 shares of Common Stock would be issuable in connection therewith (if not further adjusted).

The shares of Common Stock and Pre-Funded Warrants issued pursuant to the SPA, the Strategic Advisor Warrants issued pursuant to the Strategic Advisor Agreements, the Placement Agent Shares issued to the Placement Agent, and the Consulting Shares (collectively, the “Securities”), have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and were issued pursuant to the exemption from registration provided under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D under the Securities Act and in reliance on similar exemptions under applicable state laws. The Company relied on this exemption from registration based in part on representations made by the Purchasers and Strategic Advisors. The Securities may not be offered or sold in the United States absent an effective registration statement under the Securities Act or an applicable exemption from such registration requirements. Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy any of the Securities or any other securities of the Company described in this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Director Resignation

On July 31, 2025, Dr. Lawrence Steinman provided notice to the Board of Directors of the Company (the “Board”) of his resignation as a member of the Board, effective on the Closing Date. As a result, Dr. Steinman’s resignation occurred automatically on August 4, 2025, upon the Closing. Dr. Steinman’s resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d) Director Appointment

On July 31, 2025, the Board, with the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Andrew Suckling and Crystal Heter (collectively, the “Appointees” and the “Appointments”) each as a member of the Board. The Appointments were to be effective upon the Closing. As a result, the Appointments occurred automatically on August 4, 2025.

Both Mr. Suckling and Ms. Heter were appointed as Class I directors of the Company, and will serve as a director, until the Company’s 2027 Annual Meeting of Stockholders, and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal.

At the same time, the Board, pursuant to the power provided to the Board by the Company’s Second Amended and Restated Certificate of Incorporation, as amended, set the number of members of the Board at six (6) members.

The Board determined that Mr. Suckling and Ms. Heter are “independent” pursuant to the rules of The Nasdaq Capital Market and pursuant to Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended.

Upon their appointment to the Board, Mr. Suckling was appointed as Chairperson of the Compensation Committee, and Ms. Heter was appointed as a Member of the Audit Committee, the Compensation Committee and Nominating and the Corporate Governance Committee of the Board.

As a result, the Committees of the Board are currently as follows:

Director Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Blair Jordan
Ryan Smith (1)	M	M	C
Stephen H. Shoemaker	C
McAndrew Rudisill (2)
Andrew Suckling		C
Crystal Heter	M	M	M

(1)	Lead Independent Director.

(2)	Chairman of the Board.

C	-	Chairperson of the Committee.

M	-	Member of the Committee.

Mr. Suckling and Ms. Heter are not party to any material plan, contract or arrangement (whether or not written) with the Company, except for the Offer Letters (as defined and discussed below), and there are no arrangements or understandings between Mr. Suckling and Ms. Heter and any other person pursuant to which Mr. Suckling or Ms. Heter was selected to serve as a director of the Company, nor are Mr. Suckling or Ms. Heter a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, except for the Offer Letters.

The Company plans to enter into a standard form of Indemnity Agreement (the “Indemnification Agreement”) with each of Mr. Suckling, Ms. Heter and Mr. Rudisill in connection with the Appointments. The Indemnification Agreement will provide, among other things, that the Company will indemnify such directors under the circumstances and to the extent provided for therein, for certain expenses they may be required to pay in connection with certain claims to which they may be made a party by reason of their position as a director of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s governing documents. The foregoing is only a brief description of the Indemnification Agreement, does not purport to be complete and is qualified in its entirety by the Company’s standard form of indemnification agreement incorporated by reference herein as Exhibit 10.4. The Indemnification Agreement is identical in all material respects to the indemnification agreements entered into with other Company directors.

There are no family relationships between any director or executive officer of the Company, including Mr. Suckling and Ms. Heter.

In connection with Mr. Suckling’s and Ms. Heter’s Appointments to the Board of Directors, the Company entered into offer letters with each of Mr. Suckling and Ms. Heter (the “Offer Letters”). The Offer Letters provide for Mr. Suckling and Ms. Heter to be paid $350,000 per year as an annual retainer fee for serving on the Board of Directors.

The foregoing summary of the material terms of the Offer Letters is not complete and is qualified in its entirety by reference to the Offer Letters, which are filed herewith as Exhibits 10.2, and 10.3, and incorporated by reference in this Item 5.02.

Biographical information for Mr. Suckling and Ms. Heter is provided below:

Mr. Andrew Suckling, Age 54

Mr. Suckling has more than 30 years of experience in the finance industry, primarily working in commodity trading and investment. Since January 2009, Mr. Suckling has served as a Partner and Founder of Verulam LLC, a hedge fund and consultancy. From March 2000 to December 2005, Mr. Suckling served as a Partner at multibillion fund management group, Ospraie Management LLC. From July 1994 to March 2000, Mr. Suckling was a commodities trader on the London Metal Exchange with MG Ltd. Since August 2022, Mr. Suckling has served as a member of the Board of Directors of American Battery Materials, Inc. (OTC Pink:BLTH) and is currently the non-executive chairman of Cadence Minerals and Chair of remuneration committee (AIM: KDNC), a position he has held since December 2015. Mr. Suckling also previously served as the non-executive director and member of the Audit Committee of Macarthur Minerals (TSX-V:MMS, ASX: MIO) from December 2017 to September 2024. Mr. Suckling is a graduate of Brasenose College, Oxford University, earning a Bachelor of Arts degree (with honors) in Modern History and a Master of Arts degree in Modern History.

We believe that Mr. Suckling is well qualified to serve on the Board of Directors due to his significant experience in the finance industry, including his positions as partner of several significant hedge funds along with various public board representations in various jurisdictions.

Ms. Crystal Heter, Age 47

Since July 2020, Ms. Heter has served as Executive Vice President and Chief Operating Officer of Tallgrass Energy, LP (“Tallgrass”), an energy infrastructure company where she performs operations, engineering, safety, land, environmental, procurement, IT and HR services. From April 2018 to July 2020, Ms. Heter served as Segment President, Natural Gas Transportation, for Tallgrass and from February 2016 to April 2018, Ms. Heter served as Vice President and General Manager of the Rockies Express Pipeline, for Tallgrass. Prior to that, Ms. Heter served in various roles with Kinder Morgan, including as a director of account services, account director and as a project manager and risk engineer. Ms. Heter obtained a Bachelor of Arts degree in Chemical Engineering from the Colorado School of Mines.

Ms. Heter’s experience in management and operations is expected to be of significant advantage to the Company as it begins its digital asset treasury strategy, pursuant to which the Company plans to pursue a number of strategic initiatives to acquire Ethereum and leverage a combination of staking, lending, liquidity provisioning and bespoke private agreements.

* * * * * *

As previously disclosed, McAndrew Rudisill was appointed as a member of the Board and as Chairman of the Board of Directors, effective as of Closing. Upon Closing, McAndrew Rudisill was appointed as a Class II director, and will serve as a director, until the Company’s 2026 Annual Meeting of Stockholders, respectively, and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal.

Subject to the approval of the Company’s stockholders at a meeting of stockholders, the Company also anticipates increasing the number of members of the Board of Directors to seven (7), and Mr. Jason New becoming a member of the Board of Directors in the future.

On July 31, 2025, the Company terminated its prior Strategy and Alternatives, Risk, Safety and Regulatory Committee as the Company believes that its Audit Committee and Nominating and Corporate Governance Committee are better served to undertake the roles of such prior Strategy and Alternatives, Risk, Safety and Regulatory Committee.

Item 7.01 Regulation FD Disclosure.

On August 4, 2025, the Company issued a press release announcing the Closing of the Private Placement.

The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. The information in this Item 7.01, including Exhibit 99.1  attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The Closing of the Private Placement occurred on August 4, 2025, as discussed in greater detail in Item 3.02, which disclosures are incorporated by reference into this Item 8.01.

As a result of the issuance of shares of Common Stock in connection with the Closing (including shares of Common Stock issued to the Placement Agent, and shares of Common Stock issued as a consulting fee, as described in greater detail in the July 30 Form 8-K), the Company has as of the time of filing of this Current Report on Form 8-K and following the issuance of all the shares of Common Stock issuable in connection with the Private Placement, 154,032,084 shares of Common Stock issued and outstanding, provided, that 1,318,000 shares of Common Stock are expected to be repurchased by the Company and cancelled shortly following the date of this Current Report on Form 8-K pursuant to the terms of that certain Settlement and Release Agreement dated and effective April 23, 2024, by and between the Company, Elray Resources, Inc. and Luxor Capital, LLC, as previously disclosed.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 to this Current Report on Form 8-K, contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements address various matters including statements relating to the anticipated benefits of the completion of the Private Placement and related transactions, the intended use of proceeds from the Private Placement, the Company’s proposed digital asset treasury strategy, the digital assets to be held by the Company, the expected benefits from the transactions described herein and the Company’s ability to commercialize its iGaming assets as well as continuing to maintain the intellectual property around the Company’s existing biotechnology assets. You can identify these forward-looking statements by words such as “may,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions. Each forward-looking statement contained in this Form 8-K, and in Exhibit 99.1 attached hereto is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, failure to realize the anticipated benefits of the Private Placement and related transactions, including the proposed digital asset treasury strategy; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of Ether (ETH) and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes, as well as those risks and uncertainties identified in Exhibit 99.3 to the July 30 Form 8-K and under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other information the Company has or may file with the SEC, and subsequent filings with the SEC and available at www.sec.gov and in the “Investors”, “SEC Filings”, “All SEC Filings” page of our website at www.180lifesciences.com. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1+	Form of Pre-Funded Warrant to Purchase Common Stock of 180 Life Sciences Corp (Filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2025, and incorporated herein by reference).
4.2*	Form of Strategic Advisor Warrant to Purchase Common Stock of 180 Life Sciences Corp.
10.1*	Asset Management Agreement, dated as of August 4, 2025, between 180 Life Sciences Corp. and Electric Treasury Edge, LLC***
10.2*	Offer Letter effective August 4, 2025, between 180 Life Sciences Corp. and Crystal Heter
10.3*	Offer Letter effective August 4, 2025, between 180 Life Sciences Corp. and Andrew Suckling
10.4+	Form of 180 Life Sciences Corp. Indemnity Agreement (Filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2024, and incorporated herein by reference)
10.5*	Form of Securities Purchase Agreement, dated as of July 29, 2025, between 180 Life Sciences Corp. and the purchasers set forth therein***
10.6*	Form of Registration Rights Agreement, dated as of August 4, 2025, between 180 Life Sciences Corp. and the other parties thereto
10.7*	Form of Strategic Advisor Agreement, dated as of July 29, 2025, between 180 Life Sciences Corp. and the other parties thereto
99.1**	Press Release, dated August 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Previously filed.
*	Filed herewith.
**	Furnished herewith.
***	Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K and portions of this exhibit have been redacted pursuant to Item 601(b)(2) of Regulation S-K. The Company will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2025

180 LIFE SCIENCES CORP.

By:	/s/ Blair Jordan
	Name:	Blair Jordan
	Title:	Chief Executive Officer